EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 1, 2016 TO THE PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2016, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information (“SAI”) and retain it for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio management team for the Multimanager Aggressive Equity Portfolio (“Portfolio”).

Information Regarding

Multimanager Aggressive Equity Portfolio—Class IA, IB and K Shares

Effective January 1, 2017, the section of the Prospectus entitled “Multimanager Aggressive Equity Portfolio—Class IA, IB and K Shares—Who Manages the Portfolio—Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)—Portfolio Manager” is deleted in its entirety and replaced with the following information:

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Taymour R. Tamaddon, CFA	Vice President of T. Rowe and Portfolio Manager	January 2017

Effective January 1, 2017, information regarding Robert W. Sharps in the section of the Prospectus entitled “Management of the Trust—The Sub-Advisers—T. Rowe Price Associates, Inc.” is deleted in its entirety and replaced with the following information:

Taymour R. Tamaddon, CFA, a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. has primary responsibility for the security selection, research and trading for a portion of the Active Allocated Portion of Multimanager Aggressive Equity Portfolio. He is the Chairman of the T. Rowe Price Investment Advisory Committee that services the portfolio. Mr. Tamaddon joined T. Rowe Price in 2004 and has served as an equity research analyst and as a portfolio manager (beginning in 2013).